Exhibit 99.1

[Logo of Entergy]                                For further information:
                                   Nancy Morovich, VP, Investor Relations
                                           Phone 504/576-5506, Fax - 2897
INVESTOR NEWS                                         nmorovi@entergy.com






April 25, 2001


                  ENTERGY REPORTS STRONG FIRST QUARTER,
               COMPETITIVE BUSINESSES CONTINUE TO DELIVER

NEW ORLEANS - Entergy Corporation announced first quarter 2001 consolidated earnings per share of $0.69, compared with $0.42 in 2000. On an operational basis, Entergy earned $0.75 per share, easily beating the record results it posted in the first quarter 2000 of $0.48. Excluding the impact of more favorable weather in 2001 than in 2000, Entergy earned $0.70 per share, an increase of 25 percent over 2000's total of $0.56.

"Entergy had yet another outstanding quarter," said J. Wayne Leonard, Entergy's chief executive officer. "We're now clearly realizing the financial benefits of our reinvestment plan with our competitive businesses recording an increase in operational earnings for the quarter equal to that of the utility. Our strategy is to achieve market-leading positions in each line of business and we are beginning to see the success of our efforts:

- Our utility is providing a higher level of service and reliability to our customers.
- Entergy's unregulated nuclear business has achieved critical mass, and is delivering significantly to overall earnings per share.
- In our wholesale business, the development plan for new generating projects offers considerable upside over the coming years as we deploy our turbines.
- And our investment in Entergy-Koch - a new venture which is already contributing to earnings in its first quarter of operations - brings industry-leading product development, risk management and structuring capabilities.

Our integrated wholesale energy strategy is unfolding and the first quarter has us off to a great start for the year 2001."
Table 1 provides a summary of Entergy Corporation's consolidated earnings per share for the first quarter 2001 compared to the same period of 2000.

-------------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
First Quarter 2001 vs. 2000
-------------------------------------------------------------------------
(Per share in U.S. $)

                                   2001      2000     Change
As Reported
      U.S. Utility                 0.51      0.33      0.18
      Parent & Other              (0.04)      -       (0.04)
      Competitive Businesses       0.22      0.09      0.13
                                  -------------------------
  Consolidated Earnings            0.69      0.42      0.27

Less Special Items
      U.S. Utility                (0.01)    (0.06)     0.05
      Parent & Other              (0.05)      -       (0.05)
      Competitive Businesses        -         -         -
                                  -------------------------
  Total                           (0.06)    (0.06)      -

Operational
      U.S. Utility                 0.52      0.39      0.13
      Parent & Other               0.01       -        0.01
      Competitive Businesses       0.22      0.09      0.13
                                  -------------------------
  Consolidated Earnings            0.75      0.48      0.27

Weather Impact                     0.05     (0.08)     0.13

Consolidated Operational Earnings  0.70      0.56      0.14
Excluding Weather
-------------------------------------------------------------------------

Quarterly Overview

First quarter 2001 consolidated revenues were 46 percent higher than the same period in 2000, driven by significant increases at both the utility and the competitive businesses. Utility electric revenue was up 38 percent primarily due to higher sales volume and fuel clause revenue. Revenues at the competitive businesses were 62 percent higher. This level of contribution was due to strong operations at the newly acquired Indian Point 3 and FitzPatrick nuclear plants as well as the contribution from the two United Kingdom plants, Saltend and Damhead Creek, that began commercial operations in late 2000 and early 2001, respectively.

On a consolidated basis, fuel expense was 126 percent higher in the first quarter of 2001 compared to the same period in 2000 as a result of higher gas prices. The increased fuel expense offset higher fuel clause revenue because fuel costs are a direct pass-through to customers.

In the first quarter of 2001, other operating and maintenance expenses increased 25 percent compared with first quarter 2000. The increase is due largely to the newly acquired New York nuclear plants and the Saltend and Damhead units in the United Kingdom. Similarly, depreciation and amortization expenses were 14 percent higher in 2001. Quarterly operating income rose 26 percent on a consolidated basis in 2001.

Other income on a consolidated basis increased 131 percent in the first quarter of 2001. The increase was driven by the close of the Entergy-Koch venture, the income from which is reflected in other income in accordance with applicable business venture accounting. In addition, other income was higher due to liquidated damages received in connection with Damhead Creek.

Total interest expense was 34 percent higher in the first quarter 2001 compared to the same period in 2000. The increase is due primarily to higher interest expense at the utility where additional long term debt and short term borrowings have been made. In addition, the competitive businesses incurred more interest expense as a result of financing the acquisition of the nuclear plants in New York, as well as recording interest expense on the United Kingdom plants that was capitalized prior to commercial operation. The effective tax rate was 40 percent in first quarter 2001, down from 43 percent in 2000.

Table 2 provides a first quarter 2001 vs. 2000 reported earnings variance analysis for "U.S. Utility, Parent & Other," "Competitive Businesses," and "Consolidated".
-------------------------------------------------------------------------
Table 2: Entergy Corporation As Reported Earnings Variance Analysis
First Quarter 2001 vs. 2000
-------------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)
                                      U.S.
                                    Utility,     Competitive
                                    Parent &     Businesses   Consolidated
                                      Other
2000 as reported earnings             0.33          0.09         0.42
Net Revenue                           0.22   (a )   0.33  ( b)   0.55
Other income (deductions)             0.01          0.12  ( c)   0.13
Share repurchase / dilution effect    0.03          0.01         0.04
Income taxes - other                  0.01   ( j)   0.01  ( j)   0.02
Preferred dividend requirements       0.01            -          0.01
Decommissioning expense               0.01            -          0.01
Taxes other than income taxes        (0.03)  (d)   (0.03) (d)   (0.06)
Depreciation/amortization expenses   (0.04)  (e)   (0.03) (e)   (0.07)
Interest expense and other charges   (0.05)  (f)   (0.07) (g)   (0.12)
Other operating and maintenance      (0.03)  (h)   (0.21) (i)   (0.24)
  expenses
                                     --------------------------------
2001 as reported earnings             0.47          0.22         0.69
-------------------------------------------------------------------------

U.S. Utility

In the first quarter of 2001, as reported utility earnings were $0.51 per share, compared with $0.33 for the same period in 2000. Excluding a minor adjustment for merger expenses reflected as a special item (see Table 4), first quarter 2001 operational earnings per share were $0.52 or 33 percent higher than the $0.39 in first quarter 2000. Weather was considerably more favorable in 2001, contributing $0.05 to earnings per share compared to ($0.08) in the first quarter of 2000. First quarter 2001 earnings also benefited from the reduced number of shares outstanding resulting from the share repurchase program.

Partially offsetting these factors were higher franchise tax expense and depreciation expense, the latter related to increased reliability spending. Interest expense was also higher in the first quarter 2001 compared to the same period last year due to increased long term debt and short-term borrowings, as well as interest accrued on existing regulatory reserves.

The utility experienced an exceptional quarter operationally. In addition to completing restoration work in Arkansas following severe ice storms, employees at Arkansas Nuclear One Unit 1 worked toward achieving the shortest refueling outage in company history. On April 9, 2001, the outage was completed in less than twenty-three days, a record time for a Babcock-Wilcox design unit.

Parent & Other

Parent & Other earnings per share were ($0.04) on an as reported basis in first quarter 2001, as compared with zero in first quarter 2000. First quarter 2001 included merger related expenses of ($0.05) recorded during the quarter. Excluding these costs, which were identified as a special item (see Table 4), operational earnings were $0.01 in first quarter 2001.

Competitive Businesses

Table 3 provides a 2001 vs. 2000 comparison of contributions by business for the first quarter, on both an as reported and operational basis.

-------------------------------------------------------------------------
Table 3: Competitive Businesses Contributions to Earnings Per Share First Quarter 2001 vs. 2000
-------------------------------------------------------------------------
(Per share in U.S. $)
                                    2001      2000     $ Change
As Reported
Entergy Nuclear                     0.13      0.05       0.08
Entergy-Koch                        0.08      0.05       0.03
Entergy Wholesale Operations        0.01     (0.01)      0.02
                                   --------------------------
Total                               0.22      0.09       0.13

Less Special Items
Entergy Nuclear                      -         -          -
Entergy-Koch                         -         -          -
Entergy Wholesale Operations         -         -          -
                                   --------------------------
Total                                -         -          -

Operational
Entergy Nuclear                     0.13      0.05       0.08
Entergy-Koch                        0.08      0.05       0.03
Entergy Wholesale Operations        0.01     (0.01)      0.02
                                   --------------------------
Total                               0.22      0.09       0.13
-------------------------------------------------------------------------

On an as reported basis earnings per share from competitive businesses were $0.22, as compared with $0.09 in 2000. There were no special items recorded at the competitive businesses during the first quarter of either year.

Entergy Nuclear
Entergy Nuclear earned $0.13 per share compared to $0.05 in the first quarter 2000, due primarily to the addition of Indian Point 3 and FitzPatrick nuclear units acquired in late 2000. The Pilgrim Nuclear
Station contributed $0.05 to earnings per share while operating at a capacity factor of nearly 99% for the quarter. Indian Point 3 and FitzPatrick contributed $0.07 to earnings per share with capacity factors of nearly 103% and 99%, respectively. For the first quarter 2001, Entergy Nuclear generated more than 5 million megawatt hours from its unregulated portfolio, an increase of more than 250% over the comparable period in 2000.

Entergy-Koch
Entergy-Koch began operations on February 1, 2001, and contributed $0.08 to earnings per share for only two months of operations. This compares to $0.05 contributed by Entergy Power Marketing Corp. for the full quarter in 2000. Entergy Power Marketing Corp. made virtually no contribution to the current quarter's earnings, because its activities were very limited in January prior to the closing of Entergy-Koch. During the quarter, Entergy-Koch traded an average of 6.5 billion cubic feet of gas per day and nearly 27 million megawatt hours of electricity. In addition, the Gulf South Pipeline, the venture's gas pipeline and storage business, transported nearly 222 billion cubic feet of gas. This represents a decline of 10% compared to the same period of 2000 as large industrials reduced demand in response to higher gas prices.

Entergy Wholesale Operations
On an operational basis EWO contributed $0.01 to earnings per share in 2001 as compared with a loss of $(0.01) in the previous year. Earnings per share were positively impacted by the receipt of liquidated damages on the Damhead Creek project in the United Kingdom. Damages were paid by the construction contractor, $0.04 of which were recorded as income, due to construction delays. Partially offsetting these amounts were interest and depreciation expenses at Saltend and Damhead Creek as a result of being placed into commercial operation.

Share Repurchase Program

There were no repurchases of Entergy shares in the first quarter of 2001. The pending closure of the Entergy-Koch transaction limited repurchasing opportunities early in the quarter and issues that surfaced in connection with the then-pending merger had a similar effect later in the quarter. Therefore, through March 31, 2001, the number of shares repurchased since the initiation of the program in July 1999 remained at 28.9 million. A total of $779 million was spent to purchase the shares at an average cost less than $27.00 per share. Entergy anticipates limited repurchase activity for the remainder of 2001, as it pursues various growth investment opportunities. Average shares outstanding on a fully diluted basis are expected to be approximately 224 million for the year 2001.

Special Items

Table 4 lists special items by business for the first quarters of 2001 and 2000. Special items are those events that are non-routine, related to prior periods, or related to discontinued operations.

-------------------------------------------------------------------------
Table 4:  Entergy Special Items [shown as positive / (negative) impact on earnings]
First Quarter 2001 vs. 2000
-------------------------------------------------------------------------
(Per share in U.S. $)
                                           2001     2000   Change
U.S. Utility Special Items
    Merger expenses                       (0.01)     -     (0.01)
    Regulatory and reserve adjustments       -     (0.06)   0.06
                                          ----------------------
Total                                     (0.01)   (0.06)   0.05
                                          ----------------------

Parent Special Items
    Merger expenses                       (0.05)     -     (0.05)
                                          ----------------------

Competitive Businesses Special Items         -       -        -
                                          ----------------------
Total Special Items                       (0.06)   (0.06)     -
                                          ======================

-------------------------------------------------------------------------

Other Performance Highlights

While available cash at the end of the first quarter 2001 remained strong at more than $1 billion, operating cash flow measures declined for the three months ending March 2001 compared to the same period one year ago. The reduction in operating cash flow reflects the impact of the storm restoration costs at Entergy Arkansas that occurred near the end of 2000 as well as the continuing high cost of fuel and purchased power.

In the twelve months ended March 31, 2001, cash return on average investment improved by 9 percent over 2000 to 7.44 percent. Return on average common equity was up 24 percent over this same period, increasing to 10.65 percent. Net margin on an operational basis improved by 7 percent compared to 2000, rising to 7.11 percent. In addition, net interest coverage improved by 10 percent, increasing to 5.66 times compared to the twelve month period ended March 31, 2000. Finally, with fewer shares outstanding, book value per share rose in the twelve months ending March 2001.

Table 5 provides a summary of key financial performance metrics.

-------------------------------------------------------------------------
Table 5:  Entergy Corporation Key Financial Performance Metrics
First Quarter 2001 vs. 2000
-------------------------------------------------------------------------

                                         2001    2000    Change
For the first quarter:
Operating cash flow ($millions)          $185    $330    ($145)
Operating cash flow per share            $0.83   $1.39  ($0.56)

For 12 months ending March 31:
Cash return on average investment         7.44%   6.83%   0.61%
Return on average common equity ( k )    10.65%   8.58%   2.07%
Net margin - operational ( l )            7.11%   6.64%   0.47%
Net interest coverage ( m )               5.66    5.16     0.50
Book value per share                     $32.07  $30.13   $1.94
End of period shares outstanding          220.3   232.2   (11.9)
  (millions)

-------------------------------------------------------------------------


Earnings Review and Outlook

"We  again achieved strong financial results in the first quarter,"  said
C. John Wilder, Entergy's chief financial officer. "The utility remained steady, while the competitive businesses performed very well, accounting for over 31% of consolidated operational earnings, excluding weather. We continue to see solid evidence of our financial strength, as demonstrated by improvement in numerous key financial measures such as cash return, return on equity, net margin and net interest coverage. In addition, our cash position still tops $1 billion with a net debt to capital ratio of 51%, giving us the necessary resources to continue to execute on our growth plan.

"While only one quarter of the year is behind us," Wilder continued, "our strong start positions us well to achieve 2001 earnings within our target range of $3.00 - $3.20 per share. We believe this range, as well as the range we established for 2002 of $3.30 to $3.50, are clearly within reach, even though share repurchases will be lower than previously expected."


Table 6 provides Entergy's projection of 2001 operational earnings per share.

---------------------------------------------------------------------------------
Table 6:  2001 Earnings Per Share Guidance
---------------------------------------------------------------------------------
(Per share in US $)

                           2000                                           2001
                        Operational         Changes in 2001             Guidance
                                                                          Range
                                                      Range of Impact
Utility excluding weather        Operating             0.03    0.06
                                  improvement/other

                                 Suspension of         0.00    0.04
                                  goodwill
                                  amortization
                                                      -------------
                           2.33       Total            0.03    0.10   2.36   2.43


Entergy Nuclear                  Pilgrim Outage and   (0.09)  (0.08)
                                  lower PPA Price
                                 Indian Point 3 and    0.13    0.14
                                  FitzPatrick
                                 Indian Point 2        0.09    0.10
                                                      -------------
                           0.22       Total            0.13    0.16   0.35   0.38


Entergy-Koch                     Axia Energy and       0.06    0.11
                                  Gulf South Pipeline
                                                      -------------
                           0.19       Total            0.06    0.11   0.25   0.30


Entergy Wholesale Operations     Liquidated damages   (0.13)  (0.13)
                                 North American and    0.24    0.28
                                  European projects
                                                      -------------
                          (0.01)      Total            0.11    0.15   0.10   0.14


Parent & Other                   Lower investment     (0.13)  (0.12)
                                  income and higher
                                  interest expense
                                                      -------------
                           0.07       Total           (0.13)  (0.12) (0.06) (0.05)

                           ------------------------------------------------------
    Total                  2.80                        0.20    0.40   3.00   3.20
        Weather            0.32                                        -      -
    Total including        3.12                                       3.00   3.20
      weather
---------------------------------------------------------------------------------

Table 7 provides Entergy's projection of 2002 operational earnings per share.

---------------------------------------------------------------------------------
Table 7:  2002 Earnings Per Share Guidance
---------------------------------------------------------------------------------
(Per share in US $)

                               2001                                  2002
                             Guidance     Changes in 2002          Guidance
                               Range                                 Range
                                                           Impact

Utility excluding weather               Operating            0.02
                                         improvement/other

                                        Suspension of        0.03
                                         goodwill
                                         amortization
                                                            -----
                            2.36   2.43    Total             0.05  2.41 2.48

Entergy Nuclear                         No Pilgrim Outage    0.06
                                        Indian Point 3 and   0.04
                                         FitzPatrick
                                        Indian Point 2       0.03
                                        New Project          0.07
                                                            -----
                            0.35   0.38      Total           0.20  0.55 0.58


Entergy-Koch                            Trading and          0.05
                                         pipeline growth
                                                            -----
                            0.25   0.30      Total           0.05  0.30 0.35


Entergy Wholesale                        Development         0.06
 Operations                               projects
                                                            -----
                            0.10   0.14      Total           0.06  0.16 0.20


Parent & Other                           Interest expense   (0.06)
                                                            -----
                           (0.06) (0.05)     Total          (0.06) (0.12) (0.11)
                           ----------------------------------------------------
    Total                   3.00   3.20                      0.30   3.30   3.50
        Weather              -      -                                -      -
    Total including         3.00   3.20                             3.30   3.50
     weather

-------------------------------------------------------------------------------


Entergy Corporation, with annual revenues of more than $10 billion, is a major global energy company engaged in power production, distribution operations, and related diversified services, with more than 13,800 employees. Entergy owns, manages, or invests in power plants generating nearly 30,000 megawatts of electricity domestically and internationally, and delivers electricity to about 2.6 million customers in portions of Arkansas, Louisiana, Mississippi and Texas. Through Entergy-Koch, L.P., it is also a leading provider of wholesale energy marketing and trading services.


                                   30

 Entergy's common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol "ETR".

     Entergy Corporation's on-line address is http://www.entergy.com

*************************************************************************
************************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained in the foregoing release with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, movements in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, changes in corporate strategies, and other factors.
_______________________________
(a) In the first quarter of 2001, net revenue increased primarily as a result of abnormal weather and regulatory adjustments recorded in March 2000 that are nonrecurring.

                 Utility Net Revenue Variance Analysis
                        2001 vs. 2000  ($ EPS)
                            First Quarter
                     Weather                   0.13
                     Sales growth/pricing      0.01
                     Special items             0.06
                     Other (parent & other)    0.02
                     Total                     0.22

(b) Net revenue increased primarily as a result of the New York nuclear plants which were acquired in November 2000.

(c) Other income (deductions) increased due primarily to Entergy-Koch earnings and Damhead Creek liquidated damages.

(d) Taxes other than income taxes increased as a result of an increase in local franchise taxes at the utility resulting from higher revenue (weather and fuel) and increased property taxes at Entergy Nuclear.

(e) Depreciation expense increased due to an increase in depreciable plant at the utility, EWO (Saltend and Damhead Creek) and Entergy Nuclear (Indian Point 3 and FitzPatrick).

(f) Interest expense and other charges increased due to increased long term debt at the utility, increased regulatory reserves related interest, and increased short term borrowings at the parent.

(g) Interest expense and other charges increased due to financing the acquisition of Indian Point 3 and FitzPatrick as well the addition of interest expense on Saltend and Damhead Creek.

(h) Other operating and maintenance expenses increased primarily due to merger expenses of $(0.06) which are treated as special item.

(i) Other operating and maintenance expenses increased due primarily to operations at Indian Point 3 and FitzPatrick at Entergy Nuclear and from Saltend and Damhead Creek.

(j) Income statement line items are tax effected at statutory rate. Difference between statutory and effective rate is reflected in the "Income tax - other" line.

(k) "Return on average common equity" is 12-months rolling net income divided by average common equity.

(l) "Net margin - operational" is 12-months rolling net income adjusted to exclude the impact of special items divided by 12 months rolling revenue.

(m) "Net interest coverage" is 12-months rolling EBITDA divided by 12-months rolling net interest expense, which is gross interest less dividend and interest income.


Entergy Corporation

Consolidating Balance Sheet
March 31, 2001
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      & Other       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $  68,866     $   1,937    $   90,618    $        -      $   161,420
     Temporary cash investments - at cost,
      which approximates market                      297,656        86,052       339,064             -          722,772
    Special deposits                                       -             -       145,639             -          145,639
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents        366,522        87,989       575,321             -        1,029,831
                                                 ----------------------------------------------------------------------
Notes receivable                                       4,547       313,351        32,011      (343,367)           6,543
Accounts receivable:
   Customer                                          428,222             -        99,211             -          527,433
   Allowance for doubtful accounts                    (7,383)       (2,064)         (714)            -          (10,161)
   Associated companies                               15,708       157,940       (24,539)     (149,109)               -
   Other                                              83,599         5,091       112,321             -          201,011
   Accrued unbilled revenues                         365,990             -            49             -          366,039
                                                 ----------------------------------------------------------------------
     Total receivables                               886,136       160,967       186,328      (149,109)       1,084,322
Deferred fuel costs                                  537,362             -             -             -          537,362
Fuel inventory - at average cost                     140,216             -         2,205            18          142,439
Materials and supplies - at average cost             342,079            13        95,456             -          437,548
Rate deferrals                                        12,130             -             -             -           12,130
Deferred nuclear refueling outage costs               38,324             -             -             -           38,324
Prepayments and other                                 48,738         2,866        27,968             -           79,573
                                                 ----------------------------------------------------------------------
TOTAL                                              2,376,054       565,186       919,289      (492,458)       3,368,072
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                     216     7,668,944       469,595    (7,668,943)         469,811
Decommissioning trust funds                          874,734             -       455,610             -        1,330,343
Non-utility property - at cost
  (less accumulated depreciation)                    224,318        34,780        27,899             -          286,997
Non-regulated investments                                  -        34,668       170,890       (26,320)         179,237
Other - at cost (less accumulated depreciation)       18,574         5,389        46,635             -           70,598
                                                 ----------------------------------------------------------------------
TOTAL                                              1,117,843     7,743,781     1,170,629    (7,695,263)       2,336,986
                                                 ----------------------------------------------------------------------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                          24,022,875         4,551     1,442,716             -       25,470,142
Plant acquisition adjustment                         386,298             -           300             -          386,598
Property under capital lease                         767,404             -        78,602             -          846,006
Natural gas                                          192,388             -             -             -          192,388
Construction work in progress                        580,528         2,553       160,340             -          743,421
Nuclear fuel under capital lease                     283,929             -             -             -          283,929
Nuclear fuel                                          34,218             -       134,845             -          169,062
                                                 ----------------------------------------------------------------------
TOTAL PROPERTY, PLANT, AND EQUIPMENT              26,267,640         7,104     1,816,803             -       28,091,546
Less - accumulated depreciation and amortization  11,534,994         3,414       107,113             -       11,645,521
                                                 ----------------------------------------------------------------------
PROPERTY, PLANT, AND EQUIPMENT - NET              14,732,646         3,690     1,709,690             -       16,446,025
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                  972,696             -             -             -          972,696
    Unamortized loss on reacquired debt              179,336             -             -             -          179,336
    Deferred fuel costs                               75,083             -             -             -           75,083
    Other regulatory assets                          873,838             -             -             -          873,838
  Long-term receivables                               28,860          (150)            -             -           28,710
  Other                                              205,679       424,546       683,374      (402,586)         911,013
                                                 ----------------------------------------------------------------------
TOTAL                                              2,335,492       424,396       683,374      (402,586)       3,040,676
                                                 ----------------------------------------------------------------------

TOTAL ASSETS                                     $20,562,035    $8,737,054    $4,482,981   $(8,590,307)   $  25,191,759
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
March 31, 2001
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      & Other       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY                                                -
CURRENT LIABILITIES
Currently maturing long-term debt                 $673,108      $      -      $154,477     $       -         $827,585
Notes payable:
  Associated companies                                   -        32,000       312,861      (344,861)               -
  Other                                            118,715       500,000         4,304             -          623,019
Account payable:
  Associated companies                                 115        41,224        (1,884)      (39,455)               -
  Other                                            506,548         5,787       200,631             -          712,965
Customer deposits                                  174,520             -             -             -          174,520
Taxes accrued                                      366,195       126,995        26,181             -          519,370
Accumulated deferred income taxes                  188,866           (12)          (25)            -          188,829
Nuclear refueling outage costs                      13,253             -             -             -           13,253
Interest accrued                                   134,856         2,483         2,086             -          139,424
Obligations under capital lease                    157,239             -             -             -          157,239
Other                                              171,763         9,675        67,638       (17,491)         231,586
                                               ----------------------------------------------------------------------
TOTAL                                            2,505,178       718,152       766,269      (401,807)       3,587,790
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                3,378,838       (69,208)      (27,432)            -        3,282,199
Accumulated deferred investment tax credits        488,509             -             -             -          488,509
Obligations under capital lease                    205,815             -            15             -          205,830
FERC settlement - refund obligation                 28,965             -             -             -           28,965
Other regulatory liabilities                       129,995             -             -             -          129,995
Decommisioning                                     302,171             -       458,930             -          761,100
Transition to competition                          199,981             -             -             -          199,981
Regulatory reserves                                425,581             -             -             -          425,581
Accumulated provisions                             282,819            (7)       63,532             -          346,344
Other                                              750,201        74,288       319,235      (438,064)         705,659
                                               ----------------------------------------------------------------------
TOTAL                                            6,192,875         5,073       814,280      (438,064)       6,574,163
                                               ----------------------------------------------------------------------


Long-term debt                                   5,745,554        25,999     1,670,874       (90,669)       7,351,758
Preferred stock with sinking fund                   63,760             -             -             -           63,760
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                            215,000             -             -             -          215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund               334,687             -             -             -          334,687
  Common stock                                   2,225,870       360,701       927,600    (3,511,688)           2,482
       Authorized shares        500,000,000
       Issued shares CY         248,174,087
  Paid-in capital                                1,779,419     5,555,549       464,768    (3,135,813)       4,663,923
  Retained earnings                              1,499,761     2,908,733       (16,039)   (1,116,907)       3,275,548
  Accumulated other comprehensive income (loss)        (69)      (77,769)     (116,155)       76,025         (117,968)
  Less - treasury stock, at cost                         -       759,384        28,616       (28,616)         759,384
       Shares CY                 27,865,077

                                               ----------------------------------------------------------------------
TOTAL                                            5,839,668     7,987,830     1,231,558    (7,659,767)       7,399,288
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $20,562,035    $8,737,054    $4,482,981  $ (8,590,307)     $25,191,759
                                               ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   & Other   Businesses
                   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $ 46,511   $    821   $ 110,218     $       -    $ 157,550
    Temporary cash investments - at cost,
    which approximates market                                307,589    114,957     217,492             -      640,038
    Special deposits                                               -          -     584,836             -      584,836
                                                         ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                        354,100    115,778     912,546             -    1,382,424
                                                         ----------- ----------  ----------   -----------  -----------
Notes receivable                                               1,544    780,878           -      (778,814)       3,608
Accounts receivable:
   Customer                                                  447,036          -      50,785             -      497,821
   Allowance for doubtful accounts                            (7,383)    (2,064)       (500)            -       (9,947)
   Associated companies                                       21,587    124,533       5,348      (151,469)           -
   Other                                                     100,612      1,908     292,998             -      395,518
   Accrued unbilled revenues                                 415,409          -           -             -      415,409
                                                         ----------- ----------  ----------   -----------  -----------
     Total receivables                                       977,261    124,377     348,631      (151,469)   1,298,801
Deferred fuel costs                                          568,331          -           -             -      568,331
Fuel inventory - at average cost                              91,859          -       1,802            18       93,679
Materials and supplies - at average cost                     338,494        (13)     86,876             -      425,357
Rate deferrals                                                16,581          -           -             -       16,581
Deferred nuclear refueling outage costs                       46,544          -           -             -       46,544
Prepayments and other                                         54,323      2,838      65,528             -      122,690
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,449,037  1,023,858   1,415,383      (930,265)   3,958,015
                                                         ----------- ----------  ----------   -----------  -----------

              OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                             214  7,005,736           -    (7,005,737)         214
Decommissioning trust funds                                  867,242          -     448,615             -    1,315,857
Non-utility property - at cost (less accumulated
  depreciation)                                              224,443     33,741       4,768             -      262,952
Non-regulated investments                                          -     11,500     177,655            (1)     189,154
Other - at cost (less accumulated depreciation)               17,859      4,439       4,738             -       27,036
                                                         ----------- ----------  ----------   -----------  -----------
                   TOTAL                                   1,109,759  7,055,416     635,776    (7,005,738)   1,795,213
                                                         ----------- ----------  ----------   -----------  -----------

PROPERTY, PLANT AND EQUIPMENT

Electric                                                  24,020,884      4,415   1,112,262             -   25,137,562
Plant acquisition adjustment                                 390,364          -         300             -      390,664
Property under capital lease                                 769,370          -      62,452             -      831,822
Natural gas                                                  190,989          -           -             -      190,989
Construction work in progress                                447,562      2,225     486,998             -      936,785
Nuclear fuel under capital lease                             277,673          -           -             -      277,673
Nuclear fuel                                                  38,848          -     118,755             -      157,603
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                       26,135,692      6,640   1,780,767             -   27,923,098
Less - accumulated depreciation and amortization          11,385,858      3,187      88,307             -   11,477,352
                                                         ----------- ----------  ----------   -----------  -----------
PROPERTY, PLANT AND EQUIPMENT - NET                       14,749,834      3,453   1,692,460             -   16,445,745
                                                         ----------- ----------  ----------   -----------  -----------

            DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                          980,266          -           -             -      980,266
    Unamortized loss on reacquired debt                      183,627          -           -             -      183,627
    Deferred fuel costs                                       95,661          -           -             -       95,661
    Other regulatory assets                                  792,515          -           -             -      792,515
  Long-term receivables                                       29,586      6,000      (6,011)            -       29,575
  Other                                                      177,147    417,735     978,441      (402,046)   1,171,278
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,258,803    423,735     972,430      (402,046)   3,252,922
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $20,567,433 $8,506,463  $4,716,048   $(8,338,048) $25,451,896
                                                         =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   & Other    Businesses

        LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 309,738  $       -    $154,477      $      -   $  464,215
Notes payable:
  Associated companies                                             -     70,190     708,624      (778,814)           -
  Other                                                          715    387,000         308             -      388,023
Account payable:
  Associated companies                                         8,178     17,517      22,880       (48,575)           -
  Other                                                      877,052      6,915     320,260             -    1,204,227
Customer deposits                                            172,169          -           -             -      172,169
Taxes accrued                                                310,395    134,324       7,092             -      451,811
Accumulated deferred income taxes                            225,629         20           -             -      225,649
Nuclear refueling outage costs                                10,209          -           -             -       10,209
Interest accrued                                             169,924        781       1,328             -      172,033
Obligations under capital leases                             156,907          -           -             -      156,907
Other                                                        176,505     10,864      22,760       (17,222)     192,908
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,417,420    627,611   1,237,729      (844,611)   3,438,151
                                                         ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                          3,336,353    (80,078)     (7,192)            -    3,249,083
Accumulated deferred investment tax credits                  494,315          -           -             -      494,315
Obligations under capital leases                             201,858          -          15             -      201,873
FERC settlement - refund obligation                           30,745          -           -             -       30,745
Other regulatory liabilities                                 104,841          -           -             -      104,841
Decommisioning                                               295,801          -     453,907             -      749,708
Transition to competition                                    191,934          -           -             -      191,934
Regulatory reserves                                          396,789          -           -             -      396,789
Accumulated provisions                                       287,797        (10)    102,329             -      390,116
Other                                                        719,070    104,349     439,982      (410,264)     853,137
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      6,059,503     24,261     989,041      (410,264)   6,662,541
                                                         ----------- ----------  ----------   -----------  -----------

Long-term debt                                             6,039,638     25,999   1,752,125       (85,669)   7,732,093
Preferred stock with sinking fund                             65,758          -           -             -       65,758
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures           215,000          -           -             -      215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                         334,688          -           -             -      334,688
  Common stock                                             2,225,870    359,699     367,863    (2,950,950)       2,481
       Authorized shares    500,000,000
       Issued shares CY     248,094,614
  Paid-in capital                                          1,779,381  5,457,993     511,690    (3,088,580)   4,660,483
  Retained earnings                                        1,430,175  2,861,546     (63,111)   (1,037,972)   3,190,639
  Accumulated other comprehensive income (loss)                    -    (75,742)    (73,289)       73,998      (75,033)
  Less - treasury stock, at cost                                   -    774,905       6,000        (6,000)     774,905
       Shares CY             28,490,031

                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      5,770,114  7,828,591     737,153    (6,997,504)   7,338,353
                                                         ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $20,567,433 $8,506,463  $4,716,048   $(8,338,048) $25,451,896
                                                         =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
March 31, 2001 vs December 31, 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      & Other       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $  22,355     $   1,116    $  (19,600)   $        -      $     3,870
     Temporary cash investments - at cost,
      which approximates market                       (9,933)      (28,905)      121,572             -           82,734
    Special deposits                                       -             -      (439,197)            -         (439,197)
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents         12,422       (27,789)     (337,225)            -         (352,593)
                                                 ----------------------------------------------------------------------
Notes receivable                                       3,003      (467,527)       32,011       435,447            2,935
Accounts receivable:
   Customer                                          (18,814)            -        48,426             -           29,612
   Allowance for doubtful accounts                         -             -          (214)            -             (214)
   Associated companies                               (5,879)       33,407       (29,887)        2,360                -
   Other                                             (17,013)        3,183      (180,677)            -         (194,507)
   Accrued unbilled revenues                         (49,419)            -            49             -          (49,370)
                                                 ----------------------------------------------------------------------
     Total receivables                               (91,125)       36,590      (162,303)        2,360         (214,479)
Deferred fuel costs                                  (30,969)            -             -             -          (30,969)
Fuel inventory - at average cost                      48,357             -           403             -           48,760
Materials and supplies - at average cost               3,585            26         8,580             -           12,191
Rate deferrals                                        (4,451)            -             -             -           (4,451)
Deferred nuclear refueling outage costs               (8,220)            -             -             -           (8,220)
Prepayments and other                                 (5,585)           28       (37,560)            -          (43,117)
                                                 ----------------------------------------------------------------------
TOTAL                                                (72,983)     (458,672)     (496,094)      437,807         (589,943)
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                       2       663,208       469,595      (663,206)         469,597
Decommissioning trust funds                            7,492             -         6,995             -           14,486
Non-utility property - at cost
  (less accumulated depreciation)                       (125)        1,039        23,131             -           24,045
Non-regulated investments                                  -        23,168        (6,765)      (26,319)          (9,917)
Other - at cost (less accumulated depreciation)          715           950        41,897             -           43,562
                                                 ----------------------------------------------------------------------
TOTAL                                                  8,084       688,365       534,853      (689,525)         541,773
                                                 ----------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT

Electric                                               1,991           136       330,454             -          332,581
Plant acquisition adjustment                          (4,066)            -             -             -           (4,066)
Property under capital lease                          (1,966)            -        16,150             -           14,184
Natural gas                                            1,399             -             -             -            1,399
Steam products                                             -             -             -             -                -
Construction work in progress                        132,966           328      (326,658)            -         (193,364)
Nuclear fuel under capital lease                       6,256             -             -             -            6,256
Nuclear fuel                                          (4,630)            -        16,090             -           11,459
                                                 ----------------------------------------------------------------------
TOTAL PROPERTY, PLANT AND EQUIPMENT                  131,948           464        36,036             -          168,449
Less - accumulated depreciation and amortization     149,136           227        18,806             -          168,169
                                                 ----------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT - NET                  (17,188)          237        17,230             -              280
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                   (7,570)            -             -             -           (7,570)
    Unamortized loss on reacquired debt               (4,291)            -             -             -           (4,291)
    Deferred fuel costs                              (20,578)            -             -             -          (20,578)
    Other regulatory assets                           81,323             -             -             -           81,323
  Long-term receivables                                 (726)       (6,150)        6,011             -             (865)
  Other                                               28,532         6,811      (295,067)         (540)        (260,265)
                                                 ----------------------------------------------------------------------
TOTAL                                                 76,689           661      (289,056)         (540)        (212,246)
                                                 ----------------------------------------------------------------------

TOTAL ASSETS                                     $    (5,398)   $  230,591    $ (233,067)  $  (252,259)   $    (260,138)
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
March 31, 2001 vs December 31, 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      & Other       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Currently maturing long-term debt                 $363,370      $      -       $     -     $       -         $363,370
Notes payable:
  Associated companies                                   -       (38,190)     (395,763)      433,953                -
  Other                                            118,000       113,000         3,996             -          234,996
Account payable:
  Associated companies                              (8,063)       23,707       (24,764)        9,120                -
  Other                                           (370,504)       (1,128)     (119,629)            -         (491,262)
Customer deposits                                    2,351             -             -             -            2,351
Taxes accrued                                       55,800        (7,329)       19,089             -           67,559
Accumulated deferred income taxes                  (36,763)          (32)          (25)            -          (36,820)
Nuclear refueling outage costs                       3,044             -             -             -            3,044
Interest accrued                                   (35,068)        1,702           758             -          (32,609)
Obligations under capital lease                        332             -             -             -              332
Other                                               (4,742)       (1,189)       44,878          (269)          38,678
                                               ----------------------------------------------------------------------
TOTAL                                               87,758        90,541      (471,460)      442,804          149,639
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                   42,485        10,870       (20,240)            -           33,116
Accumulated deferred investment tax credits         (5,806)            -             -             -           (5,806)
Obligations under capital lease                      3,957             -             -             -            3,957
FERC settlement - refund obligation                 (1,780)            -             -             -           (1,780)
Other regulatory liabilities                        25,154             -             -             -           25,154
Decommisioning                                       6,370             -         5,023             -           11,392
Transition to competition                            8,047             -             -             -            8,047
Regulatory reserves                                 28,792             -             -             -           28,792
Accumulated provisions                              (4,978)            3       (38,797)            -          (43,772)
Other                                               31,131       (30,061)     (120,747)      (27,800)        (147,478)
                                               ----------------------------------------------------------------------
TOTAL                                              133,372       (19,188)     (174,761)      (27,800)         (88,378)
                                               ----------------------------------------------------------------------


Long-term debt                                    (294,084)            -       (81,251)       (5,000)        (380,335)
Preferred stock with sinking fund                   (1,998)            -             -             -           (1,998)
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                                  -             -             -             -                -

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                    (1)            -             -             -               (1)
  Common stock                                           -         1,002       559,737      (560,738)               1
  Paid-in capital                                       38        97,556       (46,922)      (47,233)           3,440
  Retained earnings                                 69,586        47,187        47,072       (78,935)          84,909
  Accumulated other comprehensive income (loss)        (69)       (2,027)      (42,866)        2,027          (42,935)
  Less - treasury stock, at cost                         -       (15,521)       22,616       (22,616)         (15,521)

                                               ----------------------------------------------------------------------
TOTAL                                               69,554       159,239       494,405      (662,263)          60,935
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $    (5,398)   $  230,591    $ (233,067) $   (252,259)     $  (260,138)
                                               ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Three Months Ended March 31, 2001
(Dollars in thousands)
(Unaudited)
                                                                    U.S.      Parent &   Competitive   Eliminations Consolidated
                                                                 Utilities     Other     Businesses
OPERATING REVENUES:
     Domestic electric                                            $1,873,323    $      -    $       -       $   (778) $ 1,872,545
     Natural gas                                                     110,384           -            -              -      110,384
     Competitive businesses                                                -      12,390      657,321           (213)     669,498
                                                                  ---------------------------------------------------------------
                         Total                                     1,983,707      12,390      657,321           (991)   2,652,427

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased
            for resale                                               827,295           -      298,568              -    1,125,863
          Purchased power                                            225,810           -      137,622            447      363,879
                                                                  ---------------------------------------------------------------

     Gross Margin                                                    930,602      12,390      221,131         (1,438)   1,162,685
     Margin %                                                          46.9%      100.0%        33.6%         145.1%        43.8%

          Nuclear refueling outage expenses                           17,207           -            -              -       17,207
          Other operation and maintenance                            301,837      30,392      139,965         (1,735)     470,459
     Decommissioning                                                   8,901           -            -              -        8,901
     Taxes other than income taxes                                    89,979         585       11,899              -      102,463
                                                                  ---------------------------------------------------------------
                         Total                                     1,471,029      30,977      588,054         (1,288)   2,088,772
                                                                  ---------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                     512,678     (18,587)      69,267            297      563,655
                                                                  ---------------------------------------------------------------
Margin %                                                               25.8%     (150.0%)       10.5%         (30.0%)       21.3%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                   190,423       1,085       11,569              -      203,077
     Other regulatory charges (credits)                               (4,842)          -            -              -       (4,842)
     Amortization of rate deferrals                                    4,453           -            -              -        4,453
                                                                  ---------------------------------------------------------------
                        Total                                        190,034       1,085       11,569              -      202,688
                                                                  ---------------------------------------------------------------

OPERATING INCOME (LOSS)                                              322,644     (19,672)      57,698            297      360,967
                                                                  ---------------------------------------------------------------
Margin %                                                               16.3%     (158.8%)        8.8%         (30.0%)       13.6%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction               4,943           -            -              -        4,943
     Gain/(loss) on sale of assets - net                                 584           -            4              -          588
     Equity in earnings of unconsolidated equity affiliates                -           -       25,064              -       25,064
     Miscellaneous - net                                              14,541      17,067       39,964        (16,180)      55,393
                                                                  ---------------------------------------------------------------
                          Total                                       20,068      17,067       65,032        (16,180)      85,988
                                                                  ---------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                      119,957           -        9,014              -      128,971
     Other interest - net                                             16,043       9,857       37,897        (15,883)      47,914
     Distributions on preferred securities of subsidiaries             4,709           -            -              -        4,709
     Allowance for borrowed funds used during construction            (3,939)          -            -              -       (3,939)
                                                                  ---------------------------------------------------------------
                         Total                                       136,770       9,857       46,911        (15,883)     177,655
                                                                  ---------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                                    205,942     (12,462)      75,819              -      269,300

INCOME TAXES                                                          85,505      (4,590)      27,515              -      108,429
                                                                  ---------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                                       120,437      (7,872)      48,304              -      160,871

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                              6,716           -            -              -        6,716
                                                                  ---------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                        $  113,721   $  (7,872)   $  48,304   $          -   $  154,155
                                                                  ===============================================================
Margin %                                                                5.7%      (63.5%)        7.3%              -         5.8%

EARNINGS PER AVERAGE COMMON SHARE:
   BASIC                                                               $0.52      ($0.04)       $0.22                       $0.70
   DILUTED                                                             $0.51      ($0.04)       $0.22                       $0.69
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   BASIC                                                                                                              219,917,139
   DILUTED                                                                                                            223,785,716

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date March 31, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,355,562    $       -     $      -    $   (2,666)   $ 1,352,896
     Natural gas                                      45,881            -            -             -         45,881
     Competitive businesses                                -        5,762      416,246        (9,294)       412,715
                                                  -----------------------------------------------------------------
                         Total                     1,401,444        5,762      416,246       (11,959)     1,811,492
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       419,189            -       78,564             -        497,754
            purchased for resale
          Purchased power                            136,241            -      243,414       (10,112)       369,544
                                                  -----------------------------------------------------------------
      Gross Margin                                   846,014        5,762       94,268        (1,847)       944,194
      Margin %                                         60.4%       100.0%        22.6%         15.4%          52.1%

          Nuclear refueling outage expenses           18,557            -            -             -         18,557
          Other operation and maintenance            300,443       19,940       59,320        (2,292)       377,410
     Decommissioning                                  10,938            -            -             -         10,938
     Taxes other than income taxes                    77,965          277        1,376             -         79,618
                                                  -----------------------------------------------------------------
                         Total                       963,333       20,217      382,674       (12,404)     1,353,821
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     438,111      (14,455)      33,572           445        457,671
                                                  -----------------------------------------------------------------
Margin %                                               31.3%      (250.9%)        8.1%         (3.7%)         25.3%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   175,748          717        1,811             -        178,276
     Other regulatory charges (credits)              (14,605)           -            -             -        (14,605)
     Amortization of rate deferrals                    7,396            -            -             -          7,396
                                                  -----------------------------------------------------------------
                        Total                        168,539          717        1,811             -        171,067
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              269,572      (15,172)      31,761           445        286,604
                                                  -----------------------------------------------------------------
Margin %                                               19.2%      (263.3%)        7.6%         (3.7%)         15.8%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            7,695            -            -             -          7,695
       construction
     Gain/(loss) on sale of assets - net                 514            3            -             -            517
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -            -             -              -
     Miscellaneous - net                               4,398       20,661        7,619        (3,698)        28,982
                                                  -----------------------------------------------------------------
                          Total                       12,607       20,664        7,619        (3,698)        37,194
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      114,342            -          126          (810)       113,659
     Other interest - net                             10,687        4,647        7,391        (2,443)        20,283
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (6,088)           -            -             -         (6,088)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       123,650        4,647        7,517        (3,253)       132,563
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    158,529          845       31,863             -        191,235

INCOME TAXES                                          71,191          534       11,101             -         82,825
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        87,338          310       20,762             -        108,410

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              9,550            -            -             -          9,550
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   77,788    $     310   $   20,762     $       -        $98,860
                                                  =================================================================
Margin %                                                5.6%         5.4%         5.0%          0.0%           5.5%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $0.33        $0.00        $0.09                        $0.42
  DILUTED                                              $0.33        $0.00        $0.09                        $0.42
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 236,608,445
  DILUTED                                                                                               236,671,604


*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended March 31, 2001 vs 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                   U.S.       Parent &   Competitive   Eliminations   Consolidated
                                                Utilities      Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $  517,761    $       -    $       -     $    1,888      $ 519,649
     Natural gas                                     64,503            -            -              -         64,503
     Competitive businesses                               -        6,628      241,075          9,081        256,783
                                                 ------------------------------------------------------------------
                         Total                      582,263        6,628      241,075         10,968        840,935
                                                 ------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses,              408,106            -      220,004              -        628,110
            and gas purchased for resale
          Purchased power                            89,569            -     (105,792)        10,559         (5,665)
                                                 ------------------------------------------------------------------
      Gross Margin                                   84,588        6,628      126,863            409        218,490
      Margin %                                       (13.5%)           -        11.0%         129.7%          (8.3%)

          Nuclear refueling outage expenses          (1,350)           -            -              -         (1,350)
          Other operation and maintenance             1,394       10,452       80,645            557         93,049
     Decommissioning                                 (2,037)           -            -              -         (2,037)
     Taxes other than income taxes                   12,014          308       10,523              -         22,845
                                                 ------------------------------------------------------------------
                         Total                      507,696       10,760      205,380         11,116        734,952
                                                 ------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     74,567       (4,132)      35,695           (148)       105,983
                                                 ------------------------------------------------------------------
Margin %                                              (5.4%)       100.9%        2.5%         (26.3%)         (4.0%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   14,675          368        9,758              -         24,801
     Other regulatory charges (credits)               9,763            -            -              -          9,763
     Amortization of rate deferrals                  (2,943)           -            -              -         (2,943)
                                                 ------------------------------------------------------------------
                        Total                        21,495          368        9,758              -         31,621
                                                 ------------------------------------------------------------------

OPERATING INCOME (LOSS)                              53,072       (4,500)      25,937           (148)        74,362
                                                 ------------------------------------------------------------------
Margin %                                               3.0%        104.5%        1.1%         (26.3%)         (2.2%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                 (2,752)           -            -              -         (2,752)
       during construction
     Gain/(loss) on sale of assets - net                 70           (3)           4              -             71
     Equity in earnings of unconsolidated
       equity affiliates                                  -            -       25,064              -         25,064
     Miscellaneous - net                             10,143       (3,594)      32,345        (12,482)        26,412
                                                 ------------------------------------------------------------------
                          Total                       7,461       (3,597)      57,413        (12,482)        48,795
                                                 ------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                       5,615            -        8,888            810         15,313
     Other interest - net                             5,356        5,210       30,506        (13,440)        27,631
     Distributions on preferred securities                -            -            -              -              -
       of subsidiaries
     Allowance for borrowed funds used                2,149            -            -              -          2,149
       during construction
                                                 ------------------------------------------------------------------
                          Total                      13,120        5,210       39,394        (12,630)        45,093
                                                 ------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    47,413      (13,307)      43,956              -         78,064

INCOME TAXES                                         14,314       (5,124)      16,414              -         25,604
                                                 ------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       33,099       (8,182)      27,542              -         52,460

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                            (2,834)           -            -              -         (2,834)
                                                 ------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  35,933    $  (8,182)   $  27,542    $         -      $  55,294
                                                 ==================================================================
Margin %                                               0.2%       (68.9%)        2.4%           0.0%           0.4%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                               $0.19       ($0.04)       $0.13              -          $0.28
  DILUTED                                             $0.18       ($0.04)       $0.13              -          $0.27

*Totals may not foot due to rounding.



Entergy Corporation


Consolidating Income Statement
Twelve Months Ended March 31, 2001
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &     Competitive   Eliminations    Consolidated
                                                 Utilities       Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $ 7,753,501   $         -   $         -   $    (14,151)    $ 7,739,350
     Natural gas                                     230,359             -             -              -         230,359
     Steam products                                        -             -             -              -               -
     Competitive businesses                                -        12,246     2,913,865        (38,738)      2,887,373
                                                 ----------------------------------------------------------------------
                         Total                     7,983,860        12,246     2,913,865        (52,889)     10,857,082
                                                 ----------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and         2,639,402             -       635,280           (739)      3,273,943
            gas purchased for resale
          Purchased power                          1,017,789             -     1,681,963        (42,536)      2,657,217
                                                 ----------------------------------------------------------------------
      Gross Margin                                 4,326,669        12,246       596,621         (9,614)      4,925,922
      Margin %                                         54.2%        100.0%         20.5%          18.2%           45.4%

          Nuclear refueling outage expenses           69,161             -             -              -          69,161
          Other operation and maintenance          1,502,415        54,743       448,596        (11,394)      1,994,361
     Decommissioning                                  37,447             -             -              -          37,447
     Taxes other than income taxes                   370,379         1,873        20,937              -         393,189
                                                 ----------------------------------------------------------------------
                         Total                     5,636,593        56,616     2,786,777        (54,668)      8,425,318
                                                 ----------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,347,267       (44,370)      127,088          1,779       2,431,764
                                                 ----------------------------------------------------------------------
Margin %                                               29.4%       (362.3%)         4.4%          (3.4%)          22.4%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   745,335         3,520        22,071              -         770,926
     Other regulatory charges (credits)               13,444             -             -              -          13,444
     Amortization of rate deferrals                   27,450             -             -              -          27,450
                                                 ----------------------------------------------------------------------
                        Total                        786,229         3,520        22,071              -         811,820
                                                 ----------------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,561,038       (47,890)      105,017          1,779       1,619,944
                                                 ----------------------------------------------------------------------
Margin %                                               19.6%       (391.1%)         3.6%          (3.4%)          14.9%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                  29,270             -             -              -          29,270
       during construction
     Gain/(loss) on sale of assets - net               2,407       (12,500)      (10,301)             -         (20,394)
     Equity in earnings of unconsolidated
       equity affiliates                                   2             -        25,064              -          25,066
     Miscellaneous - net                              36,901        79,968       123,396        (23,726)        216,539
                                                 ----------------------------------------------------------------------
                          Total                       68,580        67,468       138,159        (23,726)        250,481
                                                 ----------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      479,165             -        13,220              -         492,385
     Other interest - net                             52,238        27,311        55,663        (21,947)        113,266
     Distributions on preferred securities            18,838             -             -              -          18,838
       of subsidiaries
     Allowance for borrowed funds used               (21,964)            -             -              -         (21,964)
       during construction
                                                 ----------------------------------------------------------------------
                         Total                       528,277        27,311        68,884        (21,947)        602,525
                                                 ----------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                  1,101,341        (7,733)      174,292              -       1,267,900

INCOME TAXES                                         449,981        (7,651)       62,195              -         504,524
                                                 ----------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       651,360           (82)      112,097              -         763,376

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             28,787             -             -              -          28,787
                                                 ----------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK       $   622,573      $    (82)   $  112,097   $          -     $   734,589
                                                 ======================================================================
Margin %                                                7.8%         (0.7%)         3.8%           0.0%            6.8%


EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $2.80         $0.00         $0.50                          $3.30
  DILUTED                                              $2.76         $0.00         $0.50                          $3.26

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                     222,437,311
  DILUTED                                                                                                   225,141,304

*Totals may not foot due to rounding.




Entergy Corporation


Consolidating Income Statement
Twelve Months Ended March 31, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &     Competitive   Eliminations    Consolidated
                                                 Utilities       Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $ 6,403,303   $         -   $         -   $    (17,575)    $ 6,385,728
     Natural gas                                     118,520             -             -              -         118,520
     Steam products                                    7,541             -             -              -           7,541
     Competitive businesses                                -         5,762     2,457,719        (24,885)      2,438,595
                                                 ----------------------------------------------------------------------
                         Total                     6,529,364         5,762     2,457,719        (42,460)      8,950,384
                                                 ----------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and         1,746,668             -       431,707           (719)      2,177,656
            gas purchased for resale
          Purchased power                            748,095             -     1,720,229        (30,096)      2,438,228
                                                 ----------------------------------------------------------------------
      Gross Margin                                 4,034,601         5,762       305,783        (11,645)      4,334,500
      Margin %                                         61.8%        100.0%         12.4%          27.4%           48.4%

          Nuclear refueling outage expenses           74,928             -             -              -          74,928
          Other operation and maintenance          1,387,626        72,034       274,673        (13,424)      1,720,909
     Decommissioning                                  44,252             -             -              -          44,252
     Taxes other than income taxes                   330,503           641         4,689              -         335,834
                                                 ----------------------------------------------------------------------
                         Total                     4,332,072        72,675     2,431,298        (44,239)      6,791,807
                                                 ----------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,197,292       (66,913)       26,421          1,779       2,158,577
                                                 ----------------------------------------------------------------------
Margin %                                               33.7%      (1161.3%)         1.1%          (4.2%)          24.1%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   681,984         1,605         8,727              -         692,316
     Other regulatory charges (credits)                9,266             -             -              -           9,266
     Amortization of rate deferrals                  122,170             -             -              -         122,170
                                                 ----------------------------------------------------------------------
                        Total                        813,420         1,605         8,727              -         823,752
                                                 ----------------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,383,872       (68,518)       17,694          1,779       1,334,825
                                                 ----------------------------------------------------------------------
Margin %                                               21.2%      (1189.1%)         0.7%          (4.2%)          14.9%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                  31,575             -             -              -          31,575
       during construction
     Gain/(loss) on sale of assets - net               2,115          (830)       50,574              -          51,859
     Equity in earnings of unconsolidated
      equity affiliates                                    -             -             -              -               -
     Miscellaneous - net                              38,717        49,577        83,565         (8,405)        163,453
                                                 ----------------------------------------------------------------------
                          Total                       72,407        48,747       134,139         (8,405)        246,887
                                                 ----------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      467,649             -         1,166           (810)        468,005
     Other interest - net                             72,653         7,388        19,989         (5,816)         94,213
     Distributions on preferred securities            18,838             -             -              -          18,838
       of subsidiaries
     Allowance for borrowed funds used               (24,193)            -             -              -         (24,194)
       during construction
                                                 ----------------------------------------------------------------------
                         Total                       534,947         7,388        21,155         (6,626)        556,862
                                                 ----------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    921,332       (27,159)      130,678              -       1,024,850

INCOME TAXES                                         363,045        32,367        (1,092)             -         394,320
                                                 ----------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       558,287       (59,526)      131,770              -         630,530

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             41,392             -             -              -          41,392
                                                 ----------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK       $   516,895      $(59,526)   $  131,770   $          -     $   589,138
                                                 ======================================================================
Margin %                                                7.9%      (1033.1%)         5.4%          (0.0%)           6.6%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $2.13        ($0.24)        $0.54                          $2.43
  DILUTED                                              $2.13        ($0.24)        $0.54                          $2.43
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                     242,652,359
  DILUTED                                                                                                   242,793,320

*Totals may not foot due to rounding.




Entergy Corporation


Consolidating Income Statement
Twelve Months Ended March 31, 2001 vs 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                   U.S.       Parent &     Competitive  Eliminations   Consolidated
                                                Utilities       Other      Businesses

OPERATING REVENUES:
     Domestic electric                           $1,350,198    $        -    $        -    $    3,424    $1,353,622
     Natural gas                                    111,839             -             -             -       111,839
     Steam products                                  (7,541)            -             -             -        (7,541)
     Competitive businesses                               -         6,484       456,146       (13,853)      448,778
                                                 ------------------------------------------------------------------
                         Total                    1,454,496         6,484       456,146       (10,429)    1,906,698
                                                 ------------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and          892,734             -       203,573           (20)    1,096,287
            gas purchased for resale
          Purchased power                           269,694             -       (38,266)      (12,439)      218,989
                                                 ------------------------------------------------------------------
      Gross Margin                                  292,068         6,484       290,838         2,030       591,421
      Margin %                                        (7.6%)            -          8.0%         (9.2%)        (3.1%)

          Nuclear refueling outage expenses          (5,767)            -             -             -        (5,767)
          Other operation and maintenance           114,789       (17,291)      173,923         2,030       273,452
     Decommissioning                                 (6,805)            -             -             -        (6,805)
     Taxes other than income taxes                   39,876         1,232        16,248             -        57,356
                                                 ------------------------------------------------------------------
                         Total                    1,304,521       (16,059)      355,479       (10,429)    1,633,513
                                                 ------------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                    149,975        22,543       100,667             -       273,186
                                                 ------------------------------------------------------------------
Margin %                                              (4.3%)       799.0%          3.3%          0.8%         (1.7%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   63,351         1,915        13,344             -        78,610
     Other regulatory charges (credits)               4,178             -             -             -         4,178
     Amortization of rate deferrals                 (94,720)            -             -             -       (94,720)
                                                 ------------------------------------------------------------------
                        Total                       (27,191)        1,915        13,344             -       (11,932)
                                                 ------------------------------------------------------------------

OPERATING INCOME (LOSS)                             177,166        20,628        87,323             -       285,118
                                                 ------------------------------------------------------------------
Margin %                                              (1.6%)       798.1%           2.9%         0.8%          0.0%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used                 (2,305)            -             -             -        (2,305)
       during construction
     Gain/(loss) on sale of assets - net                292       (11,670)      (60,875)            -       (72,253)
     Equity in earnings of unconsolidated
       equity affiliates                                  2             -        25,064             -        25,066
     Miscellaneous - net                             (1,816)       30,391        39,831       (15,321)       53,086
                                                 ------------------------------------------------------------------
                          Total                      (3,827)       18,721         4,020       (15,321)        3,594
                                                 ------------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      11,516             -        12,054           810        24,380
     Other interest - net                           (20,415)       19,923        35,674       (16,131)       19,052
     Distributions on preferred securities                -             -             -             -             -
       of subsidiaries
     Allowance for borrowed funds used                2,229             -             -             -         2,230
       during construction
                                                 ------------------------------------------------------------------
                          Total                      (6,670)       19,923        47,729       (15,321)       45,662
                                                 ------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                   180,009        19,426        43,614            (1)      243,049

INCOME TAXES                                         86,936       (40,018)       63,287             -       110,204
                                                 ------------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       93,073        59,444       (19,673)           (1)      132,845

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                           (12,605)            -             -             -       (12,605)
                                                 ------------------------------------------------------------------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK       $  105,678    $   59,444    $  (19,673)     $     (1)    $ 145,450
                                                 ==================================================================
Margin %                                              (0.1%)      1032.4%         (1.5%)         0.0%          0.2%


EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                               $0.67         $0.24        ($0.04)                      $0.87
  DILUTED                                             $0.63         $0.24        ($0.04)                      $0.83

*Totals may not foot due to rounding.


Entergy Corporation


U.S. Utility Electric Energy Sales & Customers


                             Three Months Ended March
                                                                            % Weather
                                             2001          2000       %     Adjusted
                                             (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                             7,537         6,512    15.7      1.6
     Commercial                              5,574         5,280     5.6      3.1
     Governmental                              615           586     4.9      3.5
     Industrial                             10,311        10,617    (2.9)    (2.9)
                                            ------        ------
       Total to Ultimate Customers          24,037        22,995     4.5      0.0
      Wholesale                              2,449         2,272     7.8
                                            ------        ------
                Total Sales                 26,486        25,267     4.8
                                            ======        ======


                          Twelve Months Ended March

                                          2001          2000          %
                                                   (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            33,023        30,726     7.5
     Commercial                             24,952        23,886     4.5
     Governmental                            2,633         2,562     2.8
     Industrial                             43,650        43,950    (0.7)
                                           -------       -------
       Total to Ultimate Customers         104,258       101,124     3.1
      Wholesale                              9,971         9,777     2.0
                                           -------       -------
                Total Sales                114,229       110,901     3.0
                                           =======       =======


                                 March

                                          2001          2000          %

ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
     Residential                         2,212,976     2,195,536     0.8
     Commercial                            293,730       286,013     2.7
     Governmental                           14,589        14,219     2.6
     Industrial                             38,353        39,716    (3.4)
                                         ---------     ---------
       Total to Ultimate Customers       2,559,648     2,535,484     1.0
      Wholesale                                 41            43    (4.7)
                                         ---------     ---------
                Total Sales              2,559,689     2,535,527     1.0
                                         =========     =========
